Oppenheimer Trinity Growth
Fund 341
         07/31/00           Fiscal Year End

The Fund's Past Performance

        Bar Chart ( @ NAV):
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                       2000
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                                     -23.24%
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                              --------------------              ---------------------
                  Bar Chart                         1/1/01           through          3/31/01          , the cumulative                                            -16.59%.
                                                                                                       return for Class
                                                                                                           A shares was
                                              --------------------              ---------------------                                                         ------------------
         Footnote ( @ NAV):

                                                                                ---------------------                   --------------------------------------
 Best/Worst Quarter Returns                                       Best Return %       Quarter                             Worst Return %        Quarter
                  ( @ NAV):
                                                                  -----------------------------------                   --------------------------------------
                                                                  -----------------------------------                   --------------------------------------
                                                                      15.06            4qtr99                                 -19.29             4qtr00
                                                                  -----------------------------------                   --------------------------------------

       Average Annual Total
          Returns ( @ MOP):
                                                                  -----------------------------------                                      -------------------
                                                                  Average                                                     Past 5 Years      Past 10 Years
                                                                  Annual Total
                                                                                                     --------------------------------------
                                                                  Returns for                                            (or life of class  (or life of class
                                                                  the periods
                                                                  ending
                                                                  December 31,                          Past 1 Year               if less)           if less)
                                                                  2000
                                                                  -----------------------------------                   --------------------------------------
                                                                  -----------------------------------
                                                                  Class A
                                                                  Shares
                                                                  Inception           09/01/99            -27.66%            -14.43%              N/A
                                                                  date:
                                                                  S&P Barra
                                                                  Growth
                                                                  --------------------------------------------------------------------------------------------
                                                                  From:                                   -22.08%             -6.28%              N/A
                                                                  08/31/00
                                                                  -----------------------------------
                                                                        Class B
                                                                         Shares
                                                                      Inception       09/01/99            -27.80%            -13.99%              N/A
                                                                          date:
                                                                  S&P Barra
                                                                  Growth
                                                                  --------------------------------------------------------------------------------------------
                                                                  From:                                   -22.08%             -6.28%              N/A
                                                                  08/31/00
                                                                  -----------------------------------
                                                                        Class C
                                                                         Shares
                                                                      Inception       09/01/99            -24.69%            -11.32%              N/A
                                                                          date:
                                                                  S&P Barra
                                                                  Growth
                                                                  --------------------------------------------------------------------------------------------
                                                                  From:                                   -22.08%             -6.28%              N/A
                                                                  08/31/00
                                                                  -----------------------------------
                                                                        Class Y
                                                                         Shares
                                                                      Inception       09/01/99            -23.20%            -10.38%              N/A
                                                                          date:
                                                                  S&P Barra
                                                                  Growth
                                                                  --------------------------------------------------------------------------------------------
                                                                  From:                                   -22.08%             -6.28%              N/A
                                                                  08/31/00

                                                    Prospectus Performance Data

  Oppenheimer Large Cap
            Growth (775)
        07/31/00         Fiscal Year End
     Bar Chart ( @ NAV):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
          1991                  1992         1993                1994                    1995               1996               1997               1998              1999
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                   30.83%
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                            --------                               ------------------                                                         ------------------
               Bar Chart                    1/1/01             through                  3/31/01        , the cumulative                                            -20.70
                                                                                                       return for Class
                                                                                                           A shares was
                                            --------                               ------------------                                                         ------------------
      Footnote ( @ NAV):
                                            --------                               ------------------                                                         ------------------
               Bar Chart                    01/01/00           through                 09/30/00        , the cumulative                                             NOTE
                                                                                                       return for Class
                                                                                                           A shares was
                                            --------                               ------------------                                                         ------------------
      Footnote ( @ NAV):

                                                    -------------------------------------------------                   --------------------------------------
      Best/Worst Quarter                                    Best Return %               Quarter                           Worst Return %        Quarter
       Returns ( @ NAV):
                                                    -------------------------------------------------                   --------------------------------------
                                                    -------------------------------------------------                   --------------------------------------
                                                                20.49                   4qtr 99                               -22.44             4qtr00
                                                    -------------------------------------------------                   --------------------------------------

    Average Annual Total
       Returns ( @ MOP):

                         -----------------------------------------------------------------------------------------------
                             Average Annual                  Past 1 Year                Past 5 Years      Past 10 Years
                                      Total
                            Returns for the                      (or life of class       (or life of  (or life of class
                             periods ending                                                    class
                          December 31, 2000                               if less)          if less)           if less)
                         -----------------------------------------------------------------------------------------------
                         ---------------------------
                             Class A Shares
                            Inception date: 12/17/98           -27.08%                   1.66%              N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 12/31/98                        -22.42%                   1.64%              N/A
                         S & P 500
                         ---------------------------
                             From: 12/31/98                     -9.10%                   4.89%              N/A
                         ---------------------------
                             Class B Shares
                                                    --------------------------------------------------------------------
                            Inception date: 03/01/99           -27.11%                  -0.58%*             N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 02/28/99                        -22.42%                   1.21%              N/A
                         S& P 500
                         From: 02/28/99                         -9.10%                   4.81%              N/A
                         ---------------------------
                             Class C Shares
                                                    --------------------------------------------------------------------
                            Inception date: 03/01/99           -23.92%                   1.76%              N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 02/28/99                        -22.42%                   1.21%              N/A
                         S & P 500
                         From: 02/28/99                         -9.10%                   4.81%              N/A
                         ---------------------------
                             Class Y Shares
                                                    --------------------------------------------------------------------
                            Inception date: 12/17/98           -22.25%                   5.12%              N/A
                         -----------------------------------------------------------------------------------------------
                         Russell 1000
                         Growth Index
                         From: 12/31/98                        -22.42%                   1.64%              N/A
                         S & P 500
                         -----------------------------------------------------------------------------------------------
                         From: 12/31/98                         -9.10%                   4.89%              N/A

                          *CDSC for class B
                           shares is 4.00%.